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                                     LEASE

THIS INDENTURE, made this tenth day of October, 1996, by and between Adelante Development Center, Inc., a New Mexico nonprofit corporation hereinafter, whether singular or plural, masculine, feminine, or neuter, designated as "Lessor," which expression shall include Lessor's heirs, personal representatives, assigns, and successors in interest, and Palatin Technologies, Inc., a Delaware corporation, hereinafter, whether singular or plural, masculine, feminine, or neuter, designated as "Lessee," which expression shall include all Lessees, jointly and severally, and shall include Lessee's heirs, personal representatives, assigns, and successors in interest,

WITNESSETH:

I. DEMISE OF PREMISES. Lessor, for and in consideration of the covenants and agreements herein contained to be kept and performed by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, and upon the terms and conditions herein contained, does hereby let, lease, and demise to Lessee the following-described premises situated in Albuquerque in the County of Bernalillo, State of New Mexico, to wit: the building and lot at 4255 and 4261 Balloon Park Road, Northeast, as modified effective March 1, 1997, as set forth in the attached Addendum to Lease dated the same date as this Lease.

II. TERM OF LEASE. The term of this Lease shall be for a period of eight (8) months, beginning on the first day of January 1997, and ending on the 31st day of August, 1997.

III. RENT. Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to pay as rent for the said premises, without notice or demand, the sum of thirty-six thousand four hundred thirty-five and sixty/100 Dollars ($36,435.60) in the following manner, to wit:

$4,554.45 per month payable on the first of every month without demand or offset. In the event that Lessor does not receive the rent due on or before the fifteenth (15th) day of the month in which it is due, Lessee will pay an additional two percent 2% late charge on the overdue balance.

All of the rent shall be paid by Lessee to Lessor or Lessor's order in lawful money of the United States at 4906A Jefferson, N.E., Albuquerque, NM 87109, attention Accounts Receivable or at such other place as Lessor may designate from time to time for this purpose.

IV. USE OF PREMISES. Lessee, for and in consideration of this Lease and the demise of the said premises by Lessor to Lessee, hereby agrees and covenants with Lessor to use and occupy the said premises for the purpose of maintaining Lessee's current bio-medical research business and related items and for no other purpose without first obtaining the written consent of Lessor therefor; the Lessee shall not use or occupy or permit the demised premises to be used or occupied, or do or permit anything to be done in or on the demised premises, in a manner which will make void or voidable any insurance then in force with respect thereto, or which will make it impossible to obtain fire or other insurance required to be furnished hereunder, or which will cause or be likely to cause structural damage to the demised premises or any portion thereof, or which will constitute a public or private nuisance. Further, the Lessee shall not use or occupy or permit the demised premises to be used or occupied for any business, purpose, or use deemed disreputable or extra-hazardous, or for any purpose or in any manner which is in violation of any present or future municipal, state and federal ordinances, laws, rules and regulations.
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

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V. CONDITION OF PREMISES AND REPAIRS. Lessee, for and in
consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee has examined the said premises prior to the execution hereof, knows the condition thereof, and acknowledges that Lessee has received the said demised premises in good order and condition, and that no representation or warranty as to the condition or repair of the said premises has been made by Lessor, and, at the expiration of the term of this Lease, or any renewal or extension thereof, Lessee will yield up peaceably the said premises to Lessor in as good order and condition as when the same were entered upon by Lessee, loss by fire or inevitable accident, damage by the elements, and reasonable use and wear expected; that Lessee will keep, at Lessee's own expense, the said premises in good order and repair during the term of this Lease, or any extension or renewal thereof, and will repair and replace promptly, at Lessee's own expense, any and all damage, including, but not limited to, damage to roof, walls, floors and foundations, heating and cooling units, plumbing, glass, sidewalks, and all other appurtenances, that may occur from time to time; that Lessee hereby waives any and all right to have such repairs or replacements made by Lessor or at Lessor's expense; and that, if Lessee fails to make such repairs and replacements promptly, or, if such repairs and replacements have not been made within fifteen (15) days after the occurence of damage, Lessor may, at Lessor's option, make such repairs and replacements, and Lessee hereby agrees and covenants to repay the cost thereof to Lessor on demand.

VI. LIABILITY OF LESSOR. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises, and Lessee hereby agrees to indemnify and save harmless Lessor form any and all claims and liability for damage to persons or property arising from any cause whatsoever, which shall occur in any manner in or about the said premises. Further, Lessee hereby agrees and covenants with Lessor that Lessor shall not be liable for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon, caused by leakage from the roof of said premises or by bursting, leakage, or overflowing of any waste pipes, water pipes, tanks drains, or stationary washstands, or by reason of any damage whatsoever caused by water from any source whatsoever, and Lessee hereby agrees and covenants to indemnify and save harmless Lessor from any and all claims and liability for any damage to the said demised premises, or to any part thereof, or to any property or effects therein or thereon. VII. REQUIREMENTS OF PUBLIC AUTHORITY Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that during the term of this Lease, lessee shall, at its own cost and expense, promptly observe and comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations affecting the demised premises or appurtenances thereto, or any part thereof, whether the same are in force and effect at the time of the commencement of the term of this Lease or may in the future be passed, enacted, or directed, and lessee shall pay all costs, expenses, liabilities, losses, damages, fines, penalties, claims, and demands, including reasonable attorney's fees, that may in any manner arise out of or be imposed because of the failure of Lessee to comply with the covenants and agreements of this paragraph VII. Further, Lessee hereby agrees and covenants with Lessor that if Lessee fails to comply promptly with any present or future municipal, state, and federal ordinances, laws, rules, and regulations, or fails to comply by such time that compliance may be required by law, Lessor may, at Lessor's option, take such actions as may be necessary to comply with all present and future municipal, state, and federal ordinances, laws, rules, and regulations, and Lessee hereby agrees and covenants to repay the cost incurred by Lessor in taking such action to Lessor on demand.





VIII. ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessee shall not make, or suffer or permit to be made, any alterations, additions, or improvements whatsoever in or about the said demised premises without first obtaining the written consent of Lessor therefor; provided, however, that such consent, if given, shall be subject to the express condition that any and all alterations, additions, and improvements shall be done at Lessee's own expense and in accordance and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that Lessee hereby covenants and agrees with Lessor that in doing and performing such work Lessee shall do and perform the same at Lessee's own expense, in conformity and compliance with all applicable municipal, state, and federal ordinances, laws, rules, and regulations, and that no liens of mechanics, materialmen, laborers, architects, artisans, contractors, sub-contractors, or any other lien of any kind whatsoever shall be created against or imposed upon the said demised premises, or any part thereof, and that Lessee shall indemnify and save harmless Lessor from any and all liability and claims for damages of every kind and nature which might be made, or from judgments rendered against Lessor or against said demised premises on account of or arising out of such alterations, additions, or improvements.

IX. OWNERSHIP OF ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that any and all alterations, additions, and improvements, except signs, shelving, movable furniture and equipment not affixed to the roof, walls, or floors, made at Lessee's own expense after having first obtained the written consent of Lessor therefor, in accordance with the provisions contained in Paragraph VII hereof, whether or not attached to the roof, walls, floors, foundations, or the premises in any manner whatsoever, shall immediately merge and become a permanent part of the realty, and any and all interest of the Lessee therein shall immediately vest in Lessor, and all such alterations, additions, and improvements shall remain on the said premises and shall not be removed by Lessee at the termination of this Lease. The signs, shelving, moveable furniture and equipment not affixed to the roof, walls, or floors, shall be removed by Lessee at Lessee's expense on or before the termination of the Lease, and Lessee shall repair any damage caused thereby at Lessee's own expense, such that the premises shall be in as good order and condition as when the same were entered upon by Lessee.

X. ASSIGNMENT AND SUBLETTING. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that neither Lesser nor Lessee's heirs, personal representatives, assigns, or successors in interest shall assign this Lease or sublet the said demised premises, in whole or in part, without first obtaining the written consent of Lessor therefor: that no assignment of this Lease or any subletting of the said demised premises, in whole or in part, shall be valid, except by and with the written consent of Lessor first obtained; that the consent of Lessor to any such assignment or subletting shall not operate to discharge Lessee or Lessee's heirs, personal representatives, assigns, or successors in interest from their liability upon the agreements and covenants of this Lease, and Lessee, Lessee's personal representatives, assigns, and successors in interest shall remain liable for the full and complete performance of all of the terms, conditions, covenants, and agreements herein contained as principals and not as guarantors or sureties, to the same extent as though no assignment or sublease had been made; that any consent of Lessor to any such assignment or subletting shall not operate as a consent to further assignment or subletting or as a waiver of this covenant and agreement against assignment and subletting; and that following any such assignment or subletting, the assignee and/or sublettee shall be bound by all of the terms, conditions, covenants, and agreements herein contained including the covenant against assignment and subletting.

XI. UTILITY AND OTHER CHARGES. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to pay promptly all utility and other charges of whatsoever kind and nature, including charges for electrical, gas, garbage, sewage, telephone, and other services, which may be incurred in connection with Lessee's use of the said premises, and to indemnify and save harmless Lessor therefrom.

XII. LESSOR'S RIGHT OF ENTRY AND TO MAKE ALTERATIONS, ADDITIONS, AND IMPROVEMENTS. Leasee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that Lessor shall have the right at any time, upon reasonable notice to Lessee, to enter upon the said premises to inspect the same and to make any and all improvements, alterations, and additions of any kind whatsover upon the said premises, providing such improvements, alterations, and additions are reasonably necessary or convenient to the use to which the said premises are being put at the time, but at no time shall Lessor be compelled or required to make any improvements, alterations, or additions.






XIII. TAXES, OTHER ASSESSMENTS, AND INSURANCE. Lessee and Lessor hereby covenant and agree that all taxes and special and general assessments of whatsover kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the said demised premises and upon any alterations, additions, and improvements thereon, shall be paid by Lessee at the time when the same become due and payable, and that all taxes and special and general assessments of whatsoever kind and nature, extraordinary as well as ordinary, which have been or may be levied upon the personal property located upon the said demised premises shall be paid by Lessee at the time when the same shall become due and payable. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor to carry and maintain in full force and effect during the term of this Lease, and any extension or renewal thereof, at Lessee's expense, public liability insurance covering bodily injury and property damage liability, in a form and with an insurance company acceptable to Lessor, with limits of coverage of not less than $1,000,000 for each person and $1,000,000 in the aggregate for bodily injury or death liability for each accident, and $1,000,000 for property damage liability for each accident, for the benefit of both Lessor and Lessee as protection against all liability claims arising from the premises. Lessee hereby agrees and
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

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covenants with Lessor to deliver a copy of the
insurance as soon thereafter as practicable, and to give Lessor not less than ten (10) days' written notice informing Lessor of the expiration of any such policy. Fire and extended coverage insurance upon all buildings, alterations, and improvements upon the said premises shall be provided for as follows: Lessee will provide, and fire and extended coverage insurance upon all of the contents and other personal property situated upon the said premises shall be provided for as follows Lessee will provide. It is understood and agreed by and between the parties that a copy of each policy of fire and extended coverage insurance shall be provided to the parties hereto at the beginning of the term of this Lease, or as soon thereafter as practicable, and that the party who is responsible for paying the premiums on each policy of fire and extended coverage insurance shall give the other party not less than ten (10) days' written notice informing the other party of the expiration of any such policy.
XIV. HOLDING OVER. Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessors that no holding over by Lessee after the expiration of this Lease, or any renewal or extension thereof, whether with or without the consent of Lessor, shall operate to extend or renew this Lease, and that any such holding over shall be construed as a tenancy from month to month at the monthly rental which shall have been payable at the time immediately prior to when such holding over shall have commenced, and such tenancy shall be subject to all the terms, conditions, covenants, and agreements of this Lease.

XV. BANKRUPTCY AND CONDEMNATION. Lessee, for and in consideration of this Lease and the demise of the said premises, hereby agrees and covenants with Lessor that should Lessee make an assignment for the benefit of creditors or should be adjudged a bankrupt, either by voluntary or involuntary proceedings, or if otherwise a receiver or trustee should be appointed by any court of competent jurisdiction for Lessee because of any insolvency, or any execution, attachment, replevin, or other court order should be issued against the Lessee or any of Lessee's property, whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee, the occurrence of any such event shall be deemed a breach of this Lease, and, in such event, Lessor shall have the option to forthwith terminate this Lease to re-enter the said demised premises and take possession thereof, whereupon Lessee shall quit and surrender peaceably the said demised premises to Lessor. In no event shall this Lease be deemed an asset of lessee after the assignment for the benefit of creditors, the adjudication in bankruptcy, the appointment of a receiver or trustee, or the issuance of a Writ of Execution, a Writ of Attachment, a Writ of Replevin, or other court order against Lessee or Lessee's property whereby the demised premises or any building or buildings, or alterations, additions, or improvements thereon, shall be taken or occupied or attempted to be taken or occupied by someone other than the Lessee. Further, Lessee hereby covenants and agrees with Lessor that in the event the said demised premises, or any part thereof, shall be taken for any public or quasi-public use under any statute or by right of eminent domain, this Lease shall automatically terminate, as to the part so taken, as of the date possession shall have been taken, and the rent reserved shall be adjusted so that Lessee shall be required to pay for the remainder of the term that portion of the rent reserved in the proportion that the said demised premises remaining after the taking for public or quasi-public use bears to the whole of the said demised premises before the taking for public or quasi-public use. All damages and payments resulting from the taking for public or quasi-public use of the said demised premises shall accrue to and belong to Lessor, and Lessee shall have no right to any part thereof.






XVI. DESTRUCTION. Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that if at any time during the term of this Lease, or any extension or renewal thereof, the said demised premises shall be totally or partially destroyed by fire, flood, earthquake, or other calamity, then Lessor shall have the option to rebuild or repair the building or buildings, and any alterations, additions, or improvements on the demised premises, in as good condition as they were immediately prior to such calamity; provided, however, that such rebuilding or repair shall be commenced within a period of thirty days after notice in writing to Lessor of such destruction or damage. In such case, a just and proportionate part of the rental herein specified shall be abated until such demised premises shall have been rebuilt and repaired. In case, however, Lessor shall within thirty days following notice in writing to him of such damage elect not to rebuild or repair said premises, Lessor shall so notify Lessee and, thereupon, this Lease shall terminate and become null and void. Moreover, in no event, shall Lessor have any duty or obligation to rebuild or repair any signs, shelving, moveable furniture, equipment not affixed to the roof, walls, or floors as a permanent part of the realty, or any other personal property owned or leased by the Lessee and used to carry out the purpose for which Lessee is leasing the demised premises.

XVII. SIGNS. Lessor and Lessee covenant and agree that Lessee may at Lessee's own expense erect and maintain a sign or signs to carry out the purpose for which Lessee is leasing the said demised premises; provided, however, the location, type and design of all exterior signs shall be first approved in writing by Lessor. Upon the expiration of this Lease, or any renewal or extension thereof, Lessee shall remove such sign or signs and shall repair any damage to the premises caused thereby at Lessee's own expense. Further, at any time within thirty days prior to the termination of this Lease, or any renewal or extension thereof, Lessor shall have the right to place upon any part of said demised premises any "For Rent" or "For Lease" signs that Lessor may select.

XVII. TERMINATION AND REMEDIES. It is expressly understood and agreed between the parties hereto, that if the rent above reserved, or any part thereof, shall be in arrears or unpaid on the day of payment thereon the same ought to be paid as aforesaid, or if default shall be made in any of the covenants or agreements herein contained to be kept by Lessee, Lessee's heirs, personal representatives, assigns, and successors in interest, it shall and may be lawful for the Lessor, Lessor's heirs, personal representatives, agents, attorneys, assigns, or successors in interest, at Lessor's election, to declare said term ended and to re-enter the said premises, or any part thereof, either with or without process of law, and to expel, remove, and put out the Lessee, or any other person or persons occupying the demised premises, using such force as may be necessary in so doing, and to repossess and enjoy the same premises again as in its first and former state, and to distrain for any rent that may be due thereon any property belonging to Lessee, whether or not the same be exempt from execution and distress by law, and Lessee in that case hereby waives any and all legal rights which Lessee now has or may have, to hold or retain any such property under any exemption laws now or hereafter in force in the State of New Mexico, or in any other way. It is the intent of the parties hereto to hereby recognize in Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, a valid first lien as provided by the laws of New Mexico, upon any and all goods, chattels, and other property belonging to Lessee and located in said premises, as security for the payment of said rent and fulfillment of the faithful performance of the agreements, covenants, terms, and conditions hereof as herein provided, anything hereinbefore mentioned to the contrary notwithstanding. And if at any time said term shall be ended at such election of Lessor, Lessor's heirs, pesonal representatives, assigns, or successors in interest, as aforesaid, or in any other way, Lessee, Lessee's heirs, personal representatives, assigns, or successors in interest, do hereby covenant and agree to surrender and deliver up the above-described premises and property peaceably to Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, immediately upon the termination of said term as aforesaid, and if Lessee shall remain in possession of the same ten (10) days after notice of such default, or after the termination of the Lease in any of the ways above named, Lessee shall be deemed guilty of a forcible detainer of said premises under the laws of New Mexico and shall be subject to all the conditions and provisions above named, and shall also be subject to eviction and removal forcible or otherwise, with or without process of law as above stated. Further, it is covenanted and agreed by and between the parties hereto that at any time after any such termination, the Lessor may relet the demised premises, or any part thereof, in the name of the Lessor or otherwise, for such term and on such conditions as the Lessor, in Lessor's sole and absolute discretion, may determine, and may collect and receive the rent therefor. Moreover, in the event Lessor relets the demised premises, or any part thereof, it is explicitly understood and agreed by and between the parties hereto that the term may be greater of lesser than the period which would otherwise have constituted the balance of the term of this Lease, and the conditions may include free rent or other concessions which may be reasonably required to induce another party to lease the demised premises. Notwithstanding anything herein to the contrary, the Lessor shall have no obligation hereunder to relet the demised premises, or any part thereof, and shall in no way be responsible or liable for any failure to collect any rent due upon such reletting. It is also covenanted and agreed by and between the parties hereto that no such termination of this Lease shall relieve the Lessee of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any such termination. In the event of any such termination, whether or not the demised premises, or any part thereof, shall have been relet, the total remaining balance of the rent which would be due and payable for the remainder of the term of this Lease, if this Lease were still in effect, less the net proceeds of any reletting effected pursuant to the Lessor's sole discretion, after deducting from the net proceeds all of the Lessor's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation for such reletting, shall become immediately due and payable, as and for liquidated damages of the Lessee's default. Nothing herein contained, however, shall limit or prejudice the right of Lessor to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater than, equal to, or less than, the amount of the difference referred to above, and whether or not such amount shall be immediately or otherwise due and payable. Further, it is covenanted and agreed to by and between the parties hereto, that in addition to other remedies provided for in this Lease, the Lessor shall be entitled to restraint by injunction of the violation, or attempted or threatened violation, of any agreement or covenant of this Lease, or to a decree specifically compelling performance of any such agreement or covenant. The Lessee, the Lessee's heirs, personal representatives, assigns, and successors in interest, hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end. Lessee, the Lessee's heirs, personal representatives, assigns, and successors in interest, also
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hereby expressly waives any right of redemption
or re-entry or repossession or to restore the operation of this Lease in case the Lessee shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by the Lessor. It is further covenanted and agreed by and between the parties hereto, that the Lessee shall pay and discharge all costs, reasonable attorney's fees, and expenses incurred by Lessor, Lessor's heirs, personal representatives, assigns, or successors in interest, in enforcing the covenants of this Lease, or incurred by Lessor in pursuing any or all remedies which are or may be available hereunder or allowed at law or in equity, or incurred by Lessor in connection with reletting the demised premises.

XIX. LESSOR'S REMEDIES ARE CUMULATIVE. The specified remedies to which the Lessor may resort under the terms of this Lease are cumulative and and are not intended to be exclusive of any other remedies or means of redress to which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any of the agreements and covenants herein contained.

XX. WAIVERS. Lessee, for and in consideration of this Lease and the demise of the said premises, agrees and covenants with Lessor that the delay or omission in the enforcement of any of the agreements and covenants herein contained, or in the exercise of any of Lessor's rights hereunder, shall not affect the duty of the Lessee to thereafter faithfully fulfill and perform all of the agreements and covenants herein contained, and that the failure, neglect, or omission of Lessor to terminate this Lease for any one or more breaches of any agreements and covenants hereof, shall not be deemed a consent by Lessor of such breach and shall not impede, impair, estop, bar or prevent Lessor from thereafter terminating this Lease, either for such violation, or for prior or subsequent violations of any covenant or agreement hereof.

XXI. BINDING ON HEIRS, PERSONAL REPRESENTATIVES, ASSIGNS, AND SUCCESSORS IN INTEREST. It is understood and agreed by and between the parties hereto that the agreements, covenants, terms, conditions, provisions, and undertakings in this Lease, or in any extension or renewal thereof, shall extend to and be binding upon the heirs, personal representatives, assigns, and successors in interest of the respective parties hereto, as if they were in every case named and expressed, and shall be construed as covenants running with the land; and wherever reference is made to either of the parties hereto, it shall be held to and include and apply also to the heirs, personal representatives, successors, and assigns of such party, as if in each and every case so expressed.

XXII. ADDRESSES FOR NOTICES. Any and all notices required or permitted to be given hereunder shall be considered to have been given if in writing and delivered to the respective party designated below upon the date of such personal delivery, or upon a date three (3) days following the mailing of any such notice by certified or registered mail, return receipt requested, addressed to the respective party at the respective address set forth below, or at such other address as either party may furnish the other for this purpose by written notification delivered or mailed to the other as herein provided: NOTICES TO LESSOR:
NOTICES TO LESSEE:

XXIII. DECLARATION OF CONTRACTUAL LIABILITY. If there is more than one party Lessee, the covenants and agreements of the Lessee shall be joint and several obligations of each such party.

XXIV. GRAMMATICAL USAGE. In construing this Lease, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

XXV. COVENANT TO EXECUTE ADDITIONAL INSTRUMENTS. The parties hereto hereby agree to execute and deliver any instruments in writing necessary to carry out any agreement, covenant, term, condition, or assurance in this Lease whenever an occasion shall arise and request for such instrument shall be made.

XXVI. SEVERABILITY. If any provision of this Lease, or any application thereof, shall be declared invalid or unenforceable by any court of competent jurisdiction, the remainder of this Lease, and any other application of such provision, shall continue in full force and effect.





XXVII. CAPTIONS. The section headings are for convenience of reference only and shall not otherwise affect the meaning hereof.

XXVIII. GOVERNING LAW. The Lease shall be governed by and construed in accordance with the laws of the State of New Mexico.

XXIX. AMENDMENTS. It is understood and agreed by and between the parties hereto that this Lease shall not be altered, changed, or amended except by instrument in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

Adelante Development
Center, Inc.

------------------------------------
By: /s/ Mike Kivitz


Palatin Technologies, Inc.

----------------------------------------
By: /s/ Charles L. Putnam

------------------------------------
------------------------------------

name:

name:

Charles L. Putnam
-----------------------------------------------------------
title:  Exec. Dir. title:  Exec. VP

ACKNOWLEDGEMENTS

A. For a natural person acting in his own right.
STATE OF NEW MEXICO COUNTY OF Bernalillo----}ss.

This instrument was acknowledged before me on October 9, 1996, by

Mike Kivitz
------------------------------------------------------
[NAME(S) OF PERSON(S)]

/s/ Karyn Manna

NOTARY PUBLIC
My commission expires:
(Seal)

E. For a corporation or incorporated association:
STATE OF NEW MEXICO COUNTY OF BERNALILLO

This instrument was acknowledged before me on October 9th, 1996 by Michael Kivitiz, Executive Director of Adelante Development
---------------------------------------------------------
(NAME OF OFFICER) (TITLE OF OFFICER) (NAME OF CORPORATION
ACKNOWLEDGING) ------- a ------------------------Center, Inc., a
New Mexico nonprofit corporation, on behalf of the corporation.

----------------------------------
(STATE OF INCORPORATION)

/s/ Karyn Manna
NOTARY PUBLIC

My commission expires:
7/7/97 (seal)
=================================================================

LEASE BETWEEN ADELANTE DEVELOPMENT CENTER, INC. AND PALATIN
TECHNOLOGIES, INC.


                   ACKNOWLEDGEMENTS, continued


STATE OF New Jersey      )
                         ) ss.
COUNTY OF Mercer         )

         The foregoing instrument was acknowledged before me on
October 10th, 1996,
by      Charles L. Putnam ,  Executive Vice President
        -----------------    ------------------------
        (name of officer)        (title of officer)

of Palatin Technologies, Inc., a Delaware corporation, on behalf of the corporation.

                                    Janet R. Schneider
                                    -----------------------
                                    Notary Public

My Commission Expires:

______________________________

(Seal)    Janet R. Schneider
     NOTARY PUBLIC OF NEW JERSEY
     MY COMMISSION EXPIRES JULY 31, 2000

                        ADDENDUM TO LEASE

     Adelante Development Center, Inc., a New Mexico non-profit corporation ("Lessor") and Palatin Technologies, Inc., a Delaware corporation ("Lessee"), agree to add the following provisions to the Lease dated October 10, 1996 the ("Lease") between Lessor and Lessee:

     1. Modification of Demise of Premises. On March 1, 1997, the description of the premises in Section I of the Lease (the "Original Premises") will be modified to read as follows (the "Modified Premises"):

     those portions of the building at 4255 and 4261 Balloon Park Road NE designated as:
          A.  lab area
          B.  offices along the west wall
     which are outlined in red and labeled on the floor plan attached as Exhibit A to this Addendum.

     2. Vacated Premises. Before March 1, 1997, Lessee will vacate those portions (the "Vacated Premises") of the Original Premises not included in the Modified Premises. At midnight on February 28, 1997, the Lease term will expire with respect to the Vacated Premises. Lessee's obligation under
Section V of the Lease to yield up the Vacated Premises peaceably and in good order and condition will be the same as Lessee's obligation to yield up the Original Premises peaceably and in good order and condition. Except as required under the terms of this Addendum, Lessee will have no further obligation under Section V of the Lease to maintain the Vacated Premises. During the period of February 24, 1997 to March 1, 1997, Lessee will vacate those portions of the Vacated Premises not required for Lessee's operations and allow Lessor full access to the Vacated Premises in order for Lessor to commence moving into the Vacated Premises before March 1, 1997.

     3. Application of Lease to Modified Premises. Except as otherwise specifically stated in this Addendum, after February 28, 1997, each reference in the Lease to "premises" or "demised premises" will apply to the Modified Premises, and not to the Original Premises or the Vacated Premises.

     4. Common Walls. Walls dividing the Modified Premises from the Vacated Premises will be common walls. Red outlining on Exhibits A and B of this Addendum lies outside the outlined premises for graphical clarity only, and does not indicate control of common walls. Neither Lessor nor Lessee will alter any common wall in a manner which affects the other's use of the Modified Premises or Vacated Premises without the written consent of the other.

     5. Shared Premises. After February 28, 1997, Lessee will have equal access with Lessor or any Other Tenant (as defined in paragraph 9 below) to the portions of the Vacated Premises described as follows (the "Shared Premises"):

     those portions of the building at 4255 and 4261 Balloon Park Road NE designated as:
          C.  large conference room
          D.  kitchen
          E.  common rest rooms
          F.  shower room
          G.  common hallways
          H. computer network patch panel and hub cabinet which are outlined in red and labeled on the floor plan attached as Exhibit B to this Addendum.

Lessee will leave in place all of Lessee's furniture, equipment and appliances currently used in the Shared Premises and listed on Exhibit C to this Addendum. At the end of the term of the Lease, Lessee may remove from the Shared Premises the items listed on Exhibit C. In the event that Lessor or Lessee or their respective employees wish to use any portion of the Shared Premises in a manner and/or at a time which excludes the other or interferes with the other's ability freely to enjoy the use of the Shared Premises, then upon the request of Lessee or the agent or employee of Lessee designated to arrange such use and named in writing to Lessor (the "Lessee's Representative"), Jim Bullard or any other agent or employee of Lessor named in writing to Lessee for this purpose (the "Lessor's Representative"), will promptly determine the use of the Shared Premises.

     6. Shared Services and Equipment. After February 28, 1997, Lessor and Lessee will share in the use and maintenance, and the costs of maintenance, of the following services and equipment, as set forth below:

          A. Mail and Courier Deliveries. Lessor and Lessee may both use the street address number "4261" on Balloon Park Road, Northeast. Lessor's Representative will designate a person or persons responsible for receiving and distributing all mail and those courier packages whose addressees are not immediately known to the employee or agent receiving the delivery. Lessee's Representative will provide Lessor's Representative with a list of names of potential addressees of mail and courier packages intended for Lessee and Lessee's employees and agents. Lessee's Representative will designate to Lessor's Representative the physical location to which the person or persons designated by Lessor's Representative should deliver all mail and courier packages addressed to Lessee or Lessee's employees or agents, if not delivered to the addressee personally. Lessor and Lessee will each instruct their respective employees and agents not to discard, return or refuse delivery of any mail or courier package unless both Lessor's Representative and Lessee's Representative concur that the item was delivered in error, in which case Lessor's Representative will determine the disposition of the item.

          B.  Alarm Service, Assignment of Codes, Keys and Access to
Premises. Lessor agrees to maintain, or allow Lessee to maintain, the current or an equivalent quality building alarm system, and to assume, or allow Lessee to continue, Lessee's service contract with Protection Service Industries, L.P. or replace it with an equivalent service contract (together, the "Alarm System"). During the term of the Lease, Lessee will pay the entire cost of maintaining and servicing the current Alarm System, and up to $60 per month to maintain a replacement for the Alarm System. If Lessor replaces the current Alarm System, choice of the replacement Alarm System will be subject to the approval of Lessee's Representative. Lessee may, at Lessee's expense, modify the current Alarm System to provide a zone or zones coded separately from the rest of the Original Premises for the portion of the Modified Premises designated as the "lab area" on Exhibit A (the "Lab Area").

          Lessor's Representative will be responsible for assigning all alarm codes and distributing all keys. Lessor's Representative will assign alarm codes and distribute keys to those of Lessee's employees and agents whom Lessee's Representative designates in writing to Lessor's Representative. Except as may otherwise be required as a condition of Lessee's license to handle radioactive or other hazardous materials, Lessee's Representative will provide to Lessor's Representative the combinations to all combination door locks in the Lab Area. Lessor's Representative will hold all alarm codes and combinations in confidence, and will keep all duplicate and master keys to the Modified Premises secure from use by persons other than those whom Lessee's Representative designates in writing to Lessor's Representative. Lessor's Representative may, at his or her discretion, release alarm codes and/or keys to the Modified Premises to other persons in emergency situations and at the instruction of law enforcement or emergency service personnel. Except in emergency situations, Lessor and Lessor's agents or employees will enter the Modified Premises only as permitted under Section XII of the Lease.

          C. Security Service. Lessee may, at Lessee's expense, maintain the current or similar security service and may continue Lessee's service contract with Akal Security, Inc. or replace it with a similar service contract (together, the "Security Service").

          D. Landscaping Maintenance. Lessor agrees to maintain, or allow Lessee to maintain, the current or equivalent quality of landscaping of the lot on which the Original Premises are located, and to assume, or allow Lessee to continue, Lessee's service contract with Evergreen Lawn Care or replace it with an equivalent service contract (together, the "Landscaping"). After February 28, 1997, during the term of the Lease, Lessor and Lessee will share equally the cost of maintaining the Landscaping (other than the cost of water, of which Lessee will pay a percentage as set forth in subparagraph 7C below). Improvements in the Landscaping which Lessor undertakes will be at Lessor's expense.

          E. HVAC Systems. Lessor agrees to maintain, or allow Lessee to maintain, the current or equivalent quality of heating, ventilation and air conditioning systems of the Original Premises (the "HVAC Systems"). After February 28, 1997, during the term of the Lease, Lessor and Lessee will share equally the cost of maintaining the HVAC Systems. Improvements in the HVAC Systems which Lessor undertakes will be at Lessor's expense.

          F. Kitchen Appliances. Lessor agrees to maintain, or allow Lessee to maintain, the current or equivalent quality of refrigerator, dishwasher, range, microwave oven, toaster oven, coffee maker and soft drink dispenser, and to assume, or allow Lessee to continue, Lessee's service contract for the soft drink dispenser with Coca-Cola, Dr. Pepper of Albuquerque or replace it with an equivalent service contract (together, the "Kitchen Appliances"), in the portion of the Shared Premises labeled as the "kitchen" on Exhibit B. After February 28, 1997, during the term of the Lease, Lessor and Lessee will share equally the cost of maintaining the Kitchen Appliances. Improvements in the Kitchen Appliances which Lessor undertakes will be at Lessor's expense.

          H. Cleaning Service. Lessor agrees to maintain, or allow Lessee to maintain, the current or equivalent quality of cleaning service, and to assume, or allow Lessee to continue, Lessee's service contract with Perea's Janitorial or replace it with an equivalent service contract (together, the "Cleaning Service") for the entire Original Premises. After February 28, 1997, during the term of the Lease, Lessee will pay 64% (based on the percentage of floor space which the Modified Premises plus one half of the Shared Premises represent out of the total floor space of the Original Premises) and Lessor will pay 36% of the cost of the Cleaning Service. Improvements in the Cleaning Service which Lessor undertakes will be at Lessor's expense.

     7. Utilities. After February 28, 1997, during the term of the Lease, Lessor and Lessee will share in the use and costs of the following utilities, as set forth below:

          A. Telephone. Before March 1, 1997, Lessee will, at Lessee's expense, modify the telephone service in the Original Premises and install any additional equipment necessary to provide that, as of March 1, 1997, Lessee and Lessor can each operate their own separate telephone systems, with at least the number of dial tones available to Lessor which Lessor designates to Lessee in writing before January 1, 1997. Except as necessary to provide the modifications specified in the preceding sentence, Lessee will leave Lessee's telephone equipment in place in the Vacated Premises for Lessor's use as a separate telephone system, and upon termination of the Lease, Lessee will donate to Lessor all of Lessee's telephone equipment which Lessee had installed in the Original Premises before March 1, 1997. After February 28, 1997, during the term of the Lease, Lessor and Lessee will each pay their own separate telephone bills, pay separately for maintenance of their own separate telephone systems, and enter into separate service contracts for telephone service and maintenance, except that Lessor and Lessee will share equally the expense of required maintenance of telephone lines up to the point at which their systems separate.

          B. Electricity and Actions Affecting Electric Service. During the term of the Lease, Lessee will continue to pay the entire cost of electricity for the Original Premises and of maintenance of the electric service lines in place on March 1, 1997. Improvements in electrical service which Lessor undertakes will be at Lessor's expense. If Lessor undertakes any change in electrical service, or any other action, which to Lessor's knowledge will result in a cut-off of the supply of electricity to the Modified Premises, Lessor will give Lessee's Representative at least two days' notice of the expected cut-off. Any activity which Lessor expects to cause a cut-off lasting more than two hours will be subject to the approval of Lessee's Representative.

          C. Natural Gas and Water. After February 28, 1997, during the term of the Lease, Lessee will pay 64% and Lessor will pay 36% of the cost of natural gas and water, sewer and refuse services, and of maintenance of the natural gas and water and sewer service lines in place on March 1, 1997. Improvements in natural gas or water, sewer and refuse services which Lessor undertakes will be at Lessor's expense.

     8. Parking. After February 28, 1997, during the term of the Lease, Lessee will have exclusive use of the twelve (12) parking spaces currently marked with paint lines immediately to the north of the Modified Premises, and Lessor will have exclusive use of all other parking spaces. Service vehicles and invitees of Lessor or Lessee may use any unoccupied parking spaces which are not specifically marked as reserved. Failure at any time by either Lessor or Lessee to enforce the exclusive use of designated parking spaces will not constitute a waiver of the right of either subsequently to enforce exclusive use.

     9. Other Tenants. Lessor will perform Lessor's duties under this Addendum as long as Lessor occupies any portion of the Vacated Premises, or while the Vacated Premises are vacant. In the event that Lessor leases all or any portion of the Vacated Premises to another party (an "Other Tenant"), then Lessor will either continue to perform Lessor's duties under this Addendum, or delegate to an Other Tenant those of Lessor's duties which Lessor does not continue to perform, by means of a written lease agreement with the Other Tenant. Lessor will require that any Other Tenant will abide by the provisions of this Addendum regarding access to and use of the Shared Premises.

     10. Rent. The rent stated in the Lease will not change upon modification of the demise of the premises as set forth in paragraph 1 above.

     11. Donation of furniture and equipment Upon the expiration of the term of the Lease, Lessee will donate to Lessor the furniture and equipment listed in Exhibit D of this Addendum. At Lessee's request, Lessor will provide Lessee a written receipt acknowledging Lessee's donation of these items.

     12. Condition Precedent. The Lease and this Addendum will become effective only if and when Lessor acquires title to the Original Premises and the lot on which the Original Premises are located.

     13. Miscellaneous. This Addendum represents the entire agreement of the parties with respect to its subject matter, may be modified only in writing signed by both parties, is binding on the parties, their successors and assigns, and is governed by the laws of the State of New Mexico. Any term not otherwise defined in this Addendum has the meaning of that term as defined or used in the Lease. The word "current," as used in this Addendum, means as of the date of this Addendum as set forth below.

Dated as of :  October __, 1996.


LESSOR:

Adelante Development Center, Inc.



By       s/  Michael Kivitz


    Its      Exec. Dir.

LESSEE:

Palatin Technologies, Inc.



By      s/  Charles L. Putnam


    Its          Exec. VP

                         ACKNOWLEDGEMENTS


STATE OF NEW MEXICO           )
                              )  ss.
COUNTY OF BERNALILLO          )

     The foregoing instrument was acknowledged before me on October 9th,
1996,
by   Michael Kivitz      ,    Executive Director   of
     --------------           ------------------
     (name of officer)        (title of officer)

Adelante Development Center, Inc., a New Mexico nonprofit corporation, on behalf of the corporation.

                             /s/  Karyn Manna
                             ----------------
                             Notary Public

My Commission Expires:

            7/7/97
---------------------
(Seal)



           ACKNOWLEDGMENTS CONTINUED ON FOLLOWING PAGE

STATE OF New Jersey )
                    )  ss.
COUNTY OF Mercer    )

     The foregoing instrument was acknowledged before me on October 10, 1996,
by    Charles L. Putnam   ,    Executive VicePresident   of
      -----------------        -----------------------
      (name of officer)        (title of officer)
Palatin Technologies, Inc., a Delaware corporation, on behalf of the corporation..

                              /s/  Janet R. Schneider
                              -----------------------
                              Notary Public

My Commission Expires:

______________________________

(Seal)    Janet R. Schneider
     NOTARY PUBLIC OF NEW JERSEY
     MY COMMISSION EXPIRES JULY 31, 2000